UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUNPOWER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 27, 2017.

SUNPOWER CORPORATION SUNPOWER CORPORATION 77 RIO ROBLES SAN JOSE, CA 95134

Meeting Information

Meeting Type:            Annual Meeting

For holders as of:     February 28, 2017

Date:     April 27, 2017     Time:     12:00 PM Pacific Time

Location:

Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SPWR2017.

 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SPWR2017 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E20760-P88578

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

COMBINED DOCUMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Annual Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Annual Meeting:

Go to www.virtualshareholdermeeting.com/SPWR2017. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E20761-P88578

Voting Items

The Board of Directors recommends you vote
FOR the following:

1.

The re-election of three directors to serve as
Class III directors on our board of directors (the
“Board”);

Nominees:

01)    Helle Kristoffersen
02)    Thomas R. McDaniel
03)    Thomas H. Werner

The Board of Directors recommends you vote FOR the following proposal:

2.

The approval, in an advisory vote, of our named executive officer compensation;

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.

The proposal to approve, in an advisory vote, whether a stockholder advisory vote on our named executive officer compensation should be held every (a) one year, (b) two years, or (c) three years; and

The Board of Directors recommends you vote FOR the following proposal:

4.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2017.

NOTE: In their discretion, Thomas H. Werner, Charles D. Boynton, Ken Mahaffey or any of them, each with the power of substitution, are authorized to vote upon such other matter or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

E20762-P88578